Exhibit 99.2

POWER OF ATTORNEY

Ignacio Javier Cueto Plaza, Enrique Miguel Cueto Plaza, María Esperanza Cueto Plaza, Isidora Cueto Cazes, Felipe Jaime Cueto Ruiz-Tagle, María Emilia Cueto Ruiz- Tagle, Andrea Raquel Cueto Ventura, Daniela Esperanza Cueto Ventura, Valentina Sara Cueto Ventura, Alejandra Sonia Cueto Ventura, Francisca María Cueto Ventura, Juan José Cueto Ventura, Manuela Cueto Sarquis, Pedro Cueto Sarquis, Juan Cueto Sarquis, Antonia Cueto Sarquis, Fernanda Cueto Délano, Ignacio Cueto Délano, Javier Cueto Délano, Pablo Cueto Délano, José Cueto Délano, Nieves Isabel Alcaíno Cueto, María Elisa Alcaíno Cueto, María Esperanza Alcaíno Cueto, Inversiones Mineras del Cantábrico S.A., Costa Verde Aeronáutica S.A., Inversiones Costa Verde Limitada y Compañía en Comandita por Acciones, Inversiones Costa Verde Limitada, Inversiones Costa Verde Aeronáutica Limitada, Inmobiliaria e Inversiones La Espasa Limitada, Inmobiliaria e Inversiones Caravia Limitada, Inmobiliaria e Inversiones Puerto Claro S.A., Inmobiliaria e Inversiones Priesca Limitada, Inmobiliaria e Inversiones El Fano Limitada, South Andean Investments (Chile) S.A. and Isidora Cueto Cazes y Compañía Limitada (collectively the “Cueto Group”) each hereby constitute and appoint Juan José Cueto Plaza (the “Attorney-in-Fact”) as legal representative to execute for and on behalf of the Cueto Group, all Schedules 13D and 13G under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission and relevant stock exchanges (individually, each a "Filing"), hereby granting unto said Attorney-in-Fact full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as each of the members of the Cueto Group might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.

The undersigned acknowledges that the Attorney-in-Fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

The powers hereby conferred upon the Attorney-in-Fact shall continue in force until notice of the revocation of this Power of Attorney has been received by the Attorney-in-Fact.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 21st day of January, 2011.

[Signature pages follow]

IGNACIO JAVIER CUETO PLAZA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

ENRIQUE MIGUEL CUETO PLAZA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

MARÍA ESPERANZA CUETO PLAZA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

ISIDORA CUETO CAZES
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

FELIPE JAIME CUETO RUIZ-TAGLE
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

MARÍA EMILIA CUETO RUIZ-TAGLE
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

ANDREA RAQUEL CUETO VENTURA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

DANIELA ESPERANZA CUETO VENTURA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

VALENTINA SARA CUETO VENTURA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

ALEJANDRA SONIA CUETO VENTURA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

FRANCISCA MARÍA CUETO VENTURA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

JUAN JOSÉ CUETO VENTURA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

MANUELA CUETO SARQUIS
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

PEDRO CUETO SARQUIS
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

JUAN CUETO SARQUIS
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

ANTONIA CUETO SARQUIS
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

FERNANDA CUETO DÉLANO
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

IGNACIO CUETO DÉLANO
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

JAVIER CUETO DÉLANO
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

PABLO CUETO DÉLANO
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

JOSÉ CUETO DÉLANO
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

NIEVES ISABEL ALCAÍNO CUETO
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

MARÍA ELISA ALCAÍNO CUETO
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

MARÍA ESPERANZA ALCAÍNO CUETO
January 21, 2011	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

INVERSIONES MINERAS DEL CANTABRICO S.A.
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

COSTA VERDE AERONÁUTICA S.A.
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

INVERSIONES COSTA VERDE LIMITADA Y COMPAÑÍA EN COMANDITA POR ACCIONES
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

INVERSIONES COSTA VERDE LIMITADA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

INVERSIONES COSTA VERDE AERONÁUTICA LIMITADA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

INMOBILIARIA E INVERSIONES LA ESPASA LIMITADA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

INMOBILIARIA E INVERSIONES CARAVIA LIMITADA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

January 21, 2011	INMOBILIARIA E INVERSIONES PUERTO CLARO S.A.

	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

INMOBILIARIA E INVERSIONES PRIESCA LIMITADA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

INMOBILIARIA E INVERSIONES EL FANO LIMITADA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

SOUTH ANDEAN INVESTMENTS (CHILE) S.A.
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative

ISIDORA CUETO CAZES Y COMPAÑIA LIMITADA
January 21, 2011
	By:	/s/ Juan José Cueto Plaza
Name: Juan José Cueto Plaza
Title: Legal Representative